THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Supplement dated January 30, 2020

PROSPECTUSES DATED MAY 1, 2019

NML VARIABLE ANNUITY ACCOUNT C

SUPPLEMENT TO THE PROSPECTUSES

INDIVIDUAL FLEXIBLE PAYMENT VARIABLE ANNUITY (NETWORK EDITION)

On December 20, 2019, the SECURE Act was passed as part of the comprehensive government appropriations bill. The legislation makes significant changes to laws affecting retirement plans and includes provisions with an immediate or January 1, 2020 effective date.

Please note the following changes to the required minimum distribution (“RMD”) rules:

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The SECURE Act limits the availability of the “stretch” feature for non-spouse beneficiaries of IRAs and defined contribution retirement plans. Most non-spouse beneficiaries will no longer be able to satisfy the RMD rules with lifetime distributions, but will have to take their distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased individual, and children who have not reached the age of majority. This change applies to distributions to designated beneficiaries of individuals who die on and after January 1, 2020.

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The age on which RMDs generally must begin is extended from age 70 1⁄2 to age 72 for individuals who reach age 70 1⁄2 on or after January 1, 2020. Individuals who had already attained age 70 1⁄2 prior to that date must begin or continue taking required minimum distributions based on age 70 1⁄2 required beginning date.

Consult your tax adviser if you think you may be affected by these changes.

Please read this Supplement carefully and keep it with your Prospectus for future reference.